Exhibit 4.12
EXECUTION VERSION

NOTE PURCHASE AGREEMENT
Dated as of January 25, 2011
among
AMERICAN AIRLINES, INC.,
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Pass Through Trustee under each of the Pass Through Trust Agreements
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Subordination Agent
U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent
and
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Paying Agent

Note Purchase Agreement
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Table of Contents

		Page

Section 1.	Financing of Aircraft	3

Section 2.	Conditions Precedent	7

Section 3.	Representations and Warranties	8

Section 4.	Covenants	12

Section 5.	Depositary Downgrade and Replacement of Depositary	15

Section 6.	Notices	16

Section 7.	Expenses	17

Section 8.	Further Assurances	17

Section 9.	Miscellaneous	18

Section 10.	Governing Law	19

Schedule I	Aircraft and Existing Financings
Schedule II	Trust Supplements
Schedule III	Required Terms

Annex A	Definitions

Exhibit A	Form of Funding Notice
Exhibit B	Form of Participation Agreement
Exhibit C	Form of Indenture and Security Agreement
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NOTE PURCHASE AGREEMENT
          This NOTE PURCHASE AGREEMENT, dated as of January 25, 2011, is made by and among (i) AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), (ii) U.S. BANK TRUST NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, together with any successor in interest and any successor or other trustee appointed as provided in the applicable Pass Through Trust Agreement (as defined below), the “Pass Through Trustee”) under each of the two separate Pass Through Trust Agreements, (iii) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below), (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under each of the Escrow and Paying Agent Agreements (as defined below), and (v) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under each of the Escrow and Paying Agent Agreements.
WITNESSETH:
          WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;
          WHEREAS, the Company owns the seven Boeing aircraft described in Part One of Schedule I hereto (each, an “Earlier Maturing Mortgaged Aircraft”, and collectively, the “Earlier Maturing Mortgaged Aircraft”), which Earlier Maturing Mortgaged Aircraft are subject to certain mortgage financings described under the heading “Existing Financing” in Part One of Schedule I hereto (each such financing, an “Earlier Maturing Mortgage Financing”);
          WHEREAS, the Company owns the 13 Boeing aircraft described in Part Two of Schedule I hereto (each, a “2001-1 Aircraft”, and collectively, the “2001-1 Aircraft”), which 2001-1 Aircraft are subject to the enhanced equipment trust certificate financing described under the heading “Existing Financing” in Part Two of Schedule I hereto (such financing, the “2001-1 EETC”);
          WHEREAS, the Company owns the three Boeing aircraft described in Part Three of Schedule I hereto (each, a “Later Maturing Mortgaged Aircraft”, and collectively, the “Later Maturing Mortgaged Aircraft”), which Later Maturing Mortgaged Aircraft are subject to certain mortgage financings described under the heading “Existing Financing” in Part Three of Schedule I hereto (each such financing, a “Later Maturing Mortgage Financing”);
          WHEREAS, the Company owns the four Boeing aircraft described in Part Four of Schedule I hereto (each, a “2001-2 Aircraft”, and collectively, the “2001-2 Aircraft”, and, together with the Earlier Maturing Mortgaged Aircraft, the 2001-1 Aircraft and the Later Maturing Mortgaged Aircraft, each, an “Encumbered Aircraft”, and collectively, the “Encumbered Aircraft”), which 2001-2 Aircraft are subject to the enhanced equipment trust
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certificate financing described under the heading “Existing Financing” in Part Four of Schedule I hereto (such financing, the “2001-2 EETC”, and together with the Earlier Maturing Mortgage Financings, the 2001-1 EETC, the Later Maturing Mortgage Financings, each such financing, an “Existing Financing”, and collectively, the “Existing Financings”);
          WHEREAS, the Company owns the three Boeing aircraft described in Part Five of Schedule I hereto (each, an “Unencumbered Aircraft” and, collectively, the “Unencumbered Aircraft”, and together with the Encumbered Aircraft, each, an “Aircraft”, and collectively, the “Aircraft”), and such Unencumbered Aircraft are not subject to financings;
          WHEREAS, pursuant to the Basic Pass Through Trust Agreement and each of the Trust Supplements described in Schedule II hereto, and concurrently with the execution and delivery of this Note Purchase Agreement, two separate grantor trusts (the “Class A Pass Through Trust” and the “Class B Pass Through Trust”, respectively, and collectively, the “Pass Through Trusts” and, individually, each a “Pass Through Trust”) have been created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Certificates”) to provide financing, among other things, for the purchase by such Pass Through Trusts of the Equipment Notes to be issued in respect of, and secured by a security interest in, each of the Aircraft;
          WHEREAS, the Company has entered into the Underwriting Agreement, dated as of January 20, 2011 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Underwriting Agreement”) with the Underwriters named therein (the “Underwriters”) which provides that the Company will cause the Pass Through Trustee under the Class A Pass Through Trust (the “Class A Pass Through Trustee”), and the Pass Through Trustee under the Class B Pass Through Trust (the “Class B Pass Through Trustee”) to issue and sell the Class A Certificates and the Class B Certificates, respectively, to the Underwriters on the Issuance Date;
          WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Escrow Agent and the Depositary have entered into that certain Deposit Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust and that certain Deposit Agreement (Class B), dated as of the Issuance Date, relating to the Class B Pass Through Trust (each such agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, a “Deposit Agreement” and collectively, the “Deposit Agreements”) whereby the Escrow Agent agreed to direct the Underwriters to make certain deposits referred to therein on the Issuance Date (the “Initial Deposits”) and to permit the applicable Pass Through Trustees to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the “Deposits”), and (ii) the Underwriters, the applicable Pass Through Trustees, the Paying Agent and the Escrow Agent have entered into that certain Escrow and Paying Agent Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust and that certain Escrow and Paying Agent Agreement (Class B), dated as of the Issuance Date, relating to the
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Class B Pass Through Trust (each such agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, an “Escrow and Paying Agent Agreement”, and collectively, the “Escrow and Paying Agent Agreements”), whereby, among other things, (a) the Underwriters agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the applicable Escrow Agent and (b) the applicable Escrow Agent, upon the Depositary receiving such Initial Deposits, agreed to deliver escrow receipts to be affixed to each Certificate;
          WHEREAS, subject to the terms and conditions of this Note Purchase Agreement, each Pass Through Trustee and each of the Subordination Agent, U.S. Bank and the Company will enter into the applicable Financing Agreements to which it is intended to be a party relating to each Aircraft;
          WHEREAS, upon the financing of each Aircraft, each Pass Through Trustee will fund its purchase of the related series of Equipment Notes in respect of such Aircraft with the proceeds of one or more Deposits withdrawn by the applicable Escrow Agent under the related Deposit Agreement bearing the same interest rate as the Certificates issued by the applicable Pass Through Trust; and
          WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Class A Liquidity Provider has entered into the Class A Liquidity Facility for the benefit of the holders of the Certificates issued by the Class A Pass Through Trust and the Class B Liquidity Provider has entered into the Class B Liquidity Facility for the benefit of the holders of the Certificates issued by the Class B Pass Through Trust, in each case with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust and (ii) the Pass Through Trustees, the Liquidity Providers and the Subordination Agent have entered into the Intercreditor Agreement.
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Financing of Aircraft.
          (a) Agreement to Finance. The Company agrees:
     (i) to finance the Later Maturing Mortgaged Aircraft and the 2001-2 Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, by the date referred to in clause (a) of the definition of Delivery Period Termination Date;
     (ii) to finance the Earlier Maturing Mortgaged Aircraft and the 2001-1 Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, by July 25, 2011; and
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     (iii) to finance the Unencumbered Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, within 90 days after the date hereof.
     (b) Funding Notice. In furtherance of the foregoing, and in respect of each Aircraft, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days’ prior notice (or, in the case of a substitute Funding Notice under Section 1(f), one Business Day’s prior notice), substantially in the form of Exhibit A hereto (each, a “Funding Notice”), of the date (which date shall not be earlier than the seventh day after the date of establishment of the relevant Deposit unless the seven-day requirement set forth in the first sentence of Section 2.3(a) of each Deposit Agreement has been waived by the applicable Depositary pursuant to the last sentence of Section 2.3(a) of such Deposit Agreement and not reinstated pursuant to the last sentence of Section 2.3(a) of such Deposit Agreement) scheduled for the financing as contemplated hereby in respect of such Aircraft (the “Funding Date”), which notice shall:
     (i) specify the Funding Date of such Aircraft (which shall be a Business Day on or prior to the Cut-Off Date);
     (ii) instruct each Pass Through Trustee to enter into the Participation Agreement included in the Financing Agreements with respect to such Aircraft in such form and at such a time on or before the Funding Date as specified in such Funding Notice and to perform its obligations thereunder;
     (iii) instruct each Pass Through Trustee to deliver to the applicable Escrow Agent the “Withdrawal Certificate” and the related “Applicable Notice of Purchase Withdrawal” contemplated by Section 1.02(c) of the applicable Escrow and Paying Agent Agreement with respect to the Equipment Notes to be issued to such Pass Through Trustee in connection with the financing of such Aircraft; and
     (iv) specify the aggregate principal amount of each series of Equipment Notes to be issued, and purchased by each Pass Through Trustee, in connection with the financing of such Aircraft scheduled to be consummated on such Funding Date (which aggregate principal amount shall be as specified in, or as adjusted in accordance with, as the case may be, the Required Terms).
          (c) [Reserved].
     (d) Entering into Financing Agreements. Upon receipt of a Funding Notice, each Pass Through Trustee shall, and shall cause the Subordination Agent to, enter into and perform their obligations under each applicable Participation Agreement and follow the other instructions specified in such Funding Notice; provided that, with respect to each Aircraft to be financed:
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     (i) subject to clauses (ii)-(iv) immediately below, the applicable Participation Agreement and the applicable Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto and (x) the amortization schedule for each Equipment Note shall be as set forth in the relevant table attached as part of Schedule III hereto and (y) the relevant Financing Agreements shall provide for the purchase by the applicable Pass Through Trustee of Equipment Notes of the related series in the principal amounts specified in Schedule III hereto;
     (ii) subject to clauses (iii) and (iv) immediately below, if (x) the Company shall have obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with any material modifications of the applicable Financing Agreements from the forms of Financing Agreements annexed hereto (including the form of Equipment Note included in the form Indenture annexed hereto) and delivered such Rating Agency Confirmation to each Pass Through Trustee on or before the applicable Funding Date or (y) such Rating Agency Confirmation shall have been obtained with respect to material modifications of the Financing Agreements relating to another or any Aircraft or with respect to material modifications of the forms of the Financing Agreements annexed hereto and the applicable Financing Agreements incorporate such material modifications without additional material modifications, the applicable Financing Agreements, as executed and delivered, may incorporate such material modifications, if any;
     (iii) the applicable Financing Agreements, as executed and delivered, shall comply with the Required Terms; and
     (iv) the Company is not required to obtain or deliver a Rating Agency Confirmation or a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications to the applicable Financing Agreements that are expressly permitted by the Required Terms or by Section 5(e) of this Note Purchase Agreement.
          Notwithstanding the foregoing, (x) the Financing Agreements with respect to any Aircraft and the forms of Financing Agreements annexed hereto may be modified to the extent required for the issuance of Equipment Notes pursuant to Section 4(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, whichever may be applicable, and the Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith, and (y) the Company is not required to deliver a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications of the Financing Agreements contemplated by this sentence. With respect to each Aircraft, the Company shall cause U.S. Bank (or such other Person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as the applicable Loan Trustee the Financing Agreements relating to such Aircraft to which such Loan Trustee is
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intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to the financing of each Aircraft, together with a true and complete set of the closing documentation (including legal opinions) delivered to the applicable Loan Trustee, the Subordination Agent and each Pass Through Trustee under the applicable Participation Agreement.
     (e) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture to which an Aircraft shall have been subjected shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee (or, in the case of any Additional Series Equipment Notes, on behalf of the Additional Series Pass Through Trustee with respect to the corresponding Additional Series Pass Through Certificates).
     (f) Postponement of Delivery and Funding. If, on the Funding Date for any Aircraft, the financing of such Aircraft as contemplated hereunder shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof. Promptly after the Company has identified a new Funding Date on which such Aircraft may be subjected to the financing as provided herein (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements), the Company shall give the parties hereto and the Depositary a substitute Funding Notice specifying such new Funding Date for such Aircraft. Upon receipt of any such substitute Funding Notice, each Pass Through Trustee shall comply with its obligations under Section 7.01 of the applicable Trust Supplement and thereafter the financing of such Aircraft, as specified in such substitute Funding Notice, shall take place on the re-scheduled Funding Date therefor (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements) unless further postponed as provided herein.
     (g) [Reserved].
     (h) [Reserved].
     (i) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Aircraft.
     (j) Withdrawals Limited to Available Deposits. Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Series A Equipment Notes or Series B Equipment Notes in respect of the Aircraft to the Class A Pass Through Trustee or the Class B Pass Through Trustee, respectively, in an aggregate principal amount in excess of the amount
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of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the applicable Deposit Agreement.
     (k) Notice of Event of Loss. In the case of any Aircraft, if, prior to the date on which such Aircraft is subjected to a financing in the manner provided herein, an event has occurred and is continuing that constitutes an Event of Loss (as defined in (i) if at the time of the occurrence of such event such Aircraft was subject to an Existing Financing, the security agreement to which such Aircraft was then subject in connection with such Existing Financing or (ii) if at the time of the occurrence of such event such Aircraft was not subject to an Existing Financing, the form of the Indenture annexed hereto, as such form is modified from time to time in accordance with the terms hereof) with respect to such Aircraft or that would constitute such an Event of Loss but for the requirement that notice be given or time elapse or both, the Company will as promptly as practicable (and, in any event, within 15 days after the occurrence of the relevant Event of Loss) give notice of such event to each Pass Through Trustee and the Subordination Agent and instruct each Pass Through Trustee, and each Pass Through Trustee agrees, to execute and deliver to the applicable Escrow Agent a duly completed Withdrawal Certificate (as defined in the applicable Escrow and Paying Agent Agreement) together with a relevant Notice of Event of Loss Withdrawal (as defined in the applicable Escrow and Paying Agent Agreement).
          SECTION 2. Conditions Precedent. The obligation of each of the Pass Through Trustees to enter into, and to cause the Subordination Agent to enter into, a Participation Agreement relating to any Aircraft as directed pursuant to a Funding Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:
     (a) no Triggering Event shall have occurred;
     (b) subject to Section 1(d)(iv) and the last paragraph of Section 1(d), the Company shall have delivered a certificate to each Pass Through Trustee and each Liquidity Provider stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement comply with the Required Terms and (ii) if any substantive modifications of such Financing Agreements from the forms of Financing Agreements attached to this Note Purchase Agreement have been made, (x) such substantive modifications do not materially and adversely affect the holders of the Class A Certificates, the holders of the Class B Certificates, or any Liquidity Provider and (y) if required pursuant to Section 1(d)(ii), the Company has obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency with respect to such modifications, and such certification shall be true and correct;
     (c) such Pass Through Trustee shall not have received any notice pursuant to Section 1(k) of a relevant event with respect to such Aircraft; and
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     (d) with respect to each Encumbered Aircraft, such Pass Through Trustee shall have received evidence that the lien of the applicable Existing Financing has been terminated with respect to such Encumbered Aircraft and the filing of a release with the FAA and the filing of Uniform Commercial Code termination statements, and, if applicable, the registration of a discharge of any International Interest (as defined in the Indenture Form) registered on the International Registry (as defined in the Indenture Form), in each case with respect to such lien.
Anything herein to the contrary notwithstanding, the obligation of each Pass Through Trustee to purchase Equipment Notes hereunder shall terminate on the Cut-Off Date.
          SECTION 3. Representations and Warranties.
     (a) Representations and Warranties of the Company. The Company represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (b) Representations and Warranties of U.S. Bank. U.S. Bank represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. U.S. Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States and is a Citizen of the United States
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and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Due Authorization; No Conflicts. The execution and delivery by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of this Note Purchase Agreement and the performance by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Note Purchase Agreement have been duly authorized by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (c) Representations and Warranties of the Pass Through Trustee. Each Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of the applicable Trust Supplement are true and correct as of the date hereof.
     (d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it is or will be a party and to
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perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;
     (ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;
     (iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent or contravenes the Subordination Agent’s articles of association or by-laws or results in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;
     (iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers;
     (v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for
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services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities); and
     (vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.
     (e) Representations and Warranties of the Escrow Agent. The Escrow Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement, each Deposit Agreement and each Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (f) Representations and Warranties of the Paying Agent. The Paying Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Paying Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Escrow
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and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
          SECTION 4. Covenants.
          (a) Covenants of the Company.
     (i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 4(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence.
     (ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall, for as long as and to the extent required under Section 1110 in order that the Loan Trustee shall be entitled to any of the benefits of Section 1110 with respect to the Aircraft, remain a Certificated Air Carrier.
     (iii) Merger, Consolidation, Acquisition of the Company. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Pass Through Trustees, the Subordination Agent, the Escrow Agent and the Paying Agent an agreement containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Note Purchase Agreement to be performed or observed by the Company. Upon any such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and
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may exercise every right and power of, the Company under this Note Purchase Agreement with the same effect as if such successor Person had been named as the Company herein.
     (iv) Notice of Occurrence of Cut-Off Date. The Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-Off Date no later than one Business Day after the date thereof.
     (v) Refinancing of Equipment Notes; Additional Series Equipment Notes. The Company shall not (A) redeem any Series B Equipment Notes (or any Additional Series Equipment Notes) and issue new Equipment Notes with the same Series designation as that of the redeemed Equipment Notes, or (B) issue any Additional Series Equipment Notes, in each case, under any Indenture, unless (x) the Company shall have obtained a Rating Agency Confirmation with respect to any Class of Certificates then rated by such Rating Agency that will remain outstanding in connection with such issuance or such redemption and issuance, as applicable and (y) the Parent Guarantee shall have been amended, supplemented or otherwise modified to add the Company’s payment obligations under such new Equipment Notes or Additional Series Equipment Notes, as applicable, and related payment obligations under this Note Purchase Agreement, the Participation Agreements, the Indentures and the related Pass Through Trust Agreement or Additional Series Pass Through Trust Agreement to the “Obligations” under the Parent Guarantee; and any such issuance or redemption and issuance, as applicable, shall be subject to the terms of Section 8.01(c) or 8.01(d), as applicable, of the Intercreditor Agreement. If any such new Equipment Notes or Additional Series Equipment Notes are to be so issued, the pass through trustee of the pass through trust that acquires such new Equipment Notes or the Additional Series Pass Through Trustee, as applicable, shall execute and deliver an instrument by which such pass through trustee or Additional Series Pass Through Trustee, as applicable, becomes a party hereto, and each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement (including, without limitation, any modifications of the Indenture Form and the Participation Agreement Form), the Parent Guarantee and any other Operative Agreements as may be necessary or desirable to give effect to such issuance or redemption and issuance of any such new Equipment Notes or Additional Series Equipment Notes, as applicable, and the issuance of pass through certificates by any pass through trust that acquires any such new Equipment Notes or Additional Series Equipment Notes, as applicable, and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such new Equipment Notes or Additional Series Equipment Notes (including, without limitation, to provide for payment of fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support).
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

     (vi) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company shall, at the Subordination Agent’s request from time to time but in any event no more frequently than once every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 4(a)(vi), the terms “Triggering Event”, “Indenture Event of Default” and “Regular Distribution Date” have the respective meanings set forth in the Intercreditor Agreement.
          (b) Covenants by U.S. Bank.
     (i) Status as Citizen of the United States. U.S. Bank, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon U.S. Bank giving any such notice, U.S. Bank shall, subject to Section 8.01 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.
     (ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld: (A) U.S. Bank will act as Pass Through Trustee solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states; and (B) U.S. Bank will act as Subordination Agent solely through its offices within the Commonwealth of Massachusetts, except for such services as may be performed by it by independent agents acting in the ordinary course of business, but not directly by it, in other states.
          (c) [Reserved].
          (d) Covenants by the Pass Through Trustees.
     (i) Tax Forms of the Pass Through Trustees. On or prior to the date this Note Purchase Agreement is executed, each Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 to each of the
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Company, the Subordination Agent, the Liquidity Providers, the Escrow Agent, the Paying Agent and the Depositary.
     (ii) Tax Forms of Pass Through Trustee of New or Additional Series Pass Through Trust. If any new Equipment Notes or Additional Series Equipment Notes shall be issued under any Indenture as provided in Section 4(a)(v), on or prior to the date such new Equipment Notes or Additional Series Equipment Notes, as applicable, shall have been so issued, the pass through trustee of the pass through trust that acquires such new Equipment Notes or the Additional Series Pass Through Trustee, as applicable, shall have provided a completed and executed copy of IRS Form W-9 to each of the Company and the Subordination Agent and, if a liquidity facility shall have been provided with respect to such new pass through trust or the Additional Series Pass Through Trust, to the provider of such liquidity facility and, if such new Equipment Notes or Additional Series Equipment Notes shall be issued on or prior to the Delivery Period Termination Date, to the Escrow Agent, the Paying Agent and the Depositary.
          SECTION 5. Depositary Downgrade and Replacement of Depositary.
     (a) Depositary Downgrade and Option to Replace. If (1) the Depositary’s Short-Term Rating issued by a Rating Agency is downgraded below P-1 by Moody’s or A-1+ by Standard & Poor’s, as applicable (each such minimum rating, a “Depositary Threshold Rating”), or (2) the Company, in its sole discretion, gives written notice to the Depositary of the Company’s election that the Depositary be replaced, the Company shall, within 30 days after such event occurring, cause the Depositary to be replaced with a depositary bank meeting the terms and on the conditions set forth in Section 5(c) (a “Replacement Depositary”).
          (b) [Reserved].
          (c) Terms and Preconditions for Replacement of Depositary.
     (i) Minimum Credit Ratings; Confirmation from Ratings Agency. Any Replacement Depositary may either be (x) one that meets the Depositary Threshold Ratings or (y) one that does not meet the Depositary Threshold Ratings, so long as, in the case of either of the immediately preceding clauses (x) and (y), the Company shall have obtained a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with the replacement of the Depositary with such Replacement Depositary.
     (ii) Certain Fees and Expenses. The Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary. The Company shall also pay (x) any up-front fee of the Replacement Depositary and (y) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

parties hereto (including, without limitation, all amounts payable to the Rating Agencies) incurred in connection with such replacement.
     (iii) Replacement Deposit Agreements; Opinions and Other Closing Requirements. The Company shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for each of the Class A Certificates and the Class B Certificates with the Escrow Agent (and the Escrow Agent agrees to enter into any such Replacement Deposit Agreement upon request of the Company) and shall cause the Replacement Depositary to deliver to the Company and each Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.
     (d) Withdrawal Certificate and Notice of Replacement Withdrawal. Upon satisfaction of the conditions set forth in Section 5(c), the Company shall instruct each Pass Through Trustee, and each Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreements) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreements).
     (e) Amendments to Documents. Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement, the Escrow and Paying Agent Agreements and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary with the Replacement Depositary and the replacement of the Deposit Agreements with the Replacement Deposit Agreements.
     (f) Effect of Replacement. Until the execution and delivery of the Replacement Deposit Agreements, the Deposit Agreements with the Depositary being replaced shall remain in full force and effect. Upon the execution and delivery of the Replacement Deposit Agreements, the Replacement Depositary shall be deemed to be the Depositary under the Deposit Agreements with all of the rights and obligations of the Depositary hereunder and under the other Operative Agreements and the Replacement Deposit Agreements shall be deemed to be the Deposit Agreements hereunder and under the other Operative Agreements.
          SECTION 6. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.
          SECTION 7. Expenses. So long as no Equipment Notes have been issued in respect of any Aircraft, the Company agrees to pay:
     (a) Certain Liquidity Provider Fees. To the Subordination Agent when due an amount or amounts equal to the fees payable to the applicable Liquidity Provider under Section 2.03 of each Liquidity Facility and under the related Fee Letter (as defined in the Intercreditor Agreement);
     (b) Under the Liquidity Facilities. To the Subordination Agent when due (i) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings while such Downgrade Advance shall be outstanding and (ii) any other amounts owed to the applicable Liquidity Provider by the Subordination Agent as borrower under each Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances);
     (c) Under the Pass Through Trust Agreements. All compensation and reimbursement of expenses, disbursements and advances payable by the Company under the Pass Through Trust Agreements;
     (d) Under the Intercreditor Agreement. All compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement; and
     (e) Escrow Agent and Paying Agent. In the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith.
For purposes of this Section 7, the terms “Applied Downgrade Advance”, “Downgrade Advance” and “Investment Earnings” shall have the meanings specified in each Liquidity Facility.
          SECTION 8. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.
          SECTION 9. Miscellaneous.
     (a) Survival of Representations and Covenants. Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and each Pass Through Trustee, and the Company’s, the Subordination Agent’s, the Escrow Agent’s, the Paying Agent’s and each Pass Through Trustee’s obligations under any and all thereof, shall survive the expiration or other termination of this Note Purchase Agreement and the other agreements referred to herein.
     (b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and Subsections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreements, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreements and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.
     (c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 7 hereof, and the Depositary as a beneficiary of Section 5(c)(ii) hereof) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 7 hereof, and the Depositary as a beneficiary of Section 5(c)(ii) hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement. To the extent that this Note Purchase Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to any of the beneficiaries of Section 7 hereof (including, but not limited
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

to, rights, powers, privileges, benefits, interests, remedies and claims under Section 7) or to the Depositary with respect to Section 5(c)(ii) hereof, each such party is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.
          SECTION 10. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.
[Signature Pages Follow.]
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

          IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

AMERICAN AIRLINES, INC.
By:	/s/ Beverly K. Goulet
	Name:	Beverly K. Goulet
	Title:	Vice President — Corporate Department and Treasurer
	Address:	4333 Amon Carter Boulevard Mail Drop 5662 Fort Worth, Texas 76155 Ref.: American Airlines 2011-1 EETC Attention: Treasurer Telephone: (817) 963-1234 Facsimile: (817) 967-4318

Signature Page
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee
By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President
Address:	300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Ref.: American Airlines 2011-1 EETC
Telephone: (302) 576-3703
Facsimile: (302) 576-3717

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent
By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President
Address:	One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: American Airlines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

Signature Page

Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Escrow Agent
By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President
	Address:	One Federal Street, 3rd Floor Boston, Massachusetts 02110 Attention: Corporate Trust Services Ref.: American Airlines 2011-1 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Paying Agent
By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President
Address:	One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: American Airlines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

Signature Page

Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
AIRCRAFT
Part One — Earlier Maturing Mortgaged Aircraft and Existing Financings

	U.S.		Airframe Model			Engine Model
	Registration	Airframe	(including generic	Airframe	Engine	(including generic manufacturer	Existing
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	and model)	Financing

1.	N902AN	Boeing	737-823 (BOEING 737-800)	29504	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[1]

2.	N903AN	Boeing	737-823 (BOEING 737-800)	29505	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[2]

3.	N904AN	Boeing	737-823 (BOEING 737-800)	29506	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[3]

4.	N396AN	Boeing	767-323ER (BOEING 767-300)	29603	General Electric	CF6-80C2B6 (GE CF6-80C2)	Mortgage Financing[4]

[1]	Loan Agreement (AA 1999 — SF4), dated as of April 30, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999 — SF4), dated as of April 30, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999 — SF4) dated April 30, 1999.

[2]	Loan Agreement (AA 1999 — SF5), dated as of April 30, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999 — SF5), dated as of April 30, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999 — SF5) dated April 30, 1999.

[3]	Loan Agreement (AA 1999 — SF6), dated as of April 30, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999 — SF6), dated as of April 30, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999 — SF6) dated April 30, 1999.

[4]	Loan Agreement (AA 1999 — SF7), dated as of May 17, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999 — SF7), dated as of May 17, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999 — SF7) dated May 17, 1999.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	U.S.		Airframe Model			Engine Model
	Registration	Airframe	(including generic	Airframe	Engine	(including generic manufacturer	Existing
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	and model)	Financing
5.	N397AN	Boeing	767-323ER (BOEING 767-300)	29604	General Electric	CF6-80C2B6 (GE CF6-80C2)	Mortgage Financing[5]

6.	N770AN	Boeing	777-223ER (BOEING 777-200)	29578	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	Mortgage Financing[6]

7.	N772AN	Boeing	777-223ER (BOEING 777-200)	29580	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	Mortgage Financing[7]
Part Two — 2001-1 Aircraft and Existing Financing

	U.S.		Airframe Model			Engine Model
	Registration	Airframe	(including generic	Airframe	Engine	(including generic manufacturer	Existing
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	and model)	Financing

1.	N937AN	Boeing	737-823 (BOEING 737-800)	30082	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-1 EETC

[5]	Loan Agreement (AA 1999 — SF2), dated as of May 6, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999 — SF2), dated as of May 6, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999 — SF2) dated May 6, 1999.

[6]	Loan Agreement (AA 1999 — SF1), dated as of April 21, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999 — SF1), dated as of April 21, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999 — SF1) dated April 21, 1999.

[7]	Loan Agreement (AA 1999 — SF10), dated as of June 3, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999 — SF10), dated as of June 3, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999 — SF10) dated June 3, 1999.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. I-2

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	U.S.		Airframe Model			Engine Model
	Registration	Airframe	(including generic	Airframe	Engine	(including generic manufacturer	Existing
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	and model)	Financing

2.	N944AN	Boeing	737-823 (BOEING 737-800)	29535	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-1 EETC

3.	N945AN	Boeing	737-823 (BOEING 737-800)	30085	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-1 EETC

4.	N946AN	Boeing	737-823 (BOEING 737-800)	30600	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-1 EETC

5.	N952AA	Boeing	737-823 (BOEING 737-800)	30088	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-1 EETC

6.	N953AN	Boeing	737-823 (BOEING 737-800)	29539	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-1 EETC

7.	N954AN	Boeing	737-823 (BOEING 737-800)	30089	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-1 EETC

8.	N955AN	Boeing	737-823 (BOEING 737-800)	29540	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-1 EETC

9.	N956AN	Boeing	737-823 (BOEING 737-800)	30090	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-1 EETC

10.	N788AN	Boeing	777-223ER (BOEING 777-200)	30011	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-1 EETC

11.	N789AN	Boeing	777-223ER (BOEING 777-200)	30252	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-1 EETC
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. I-3

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	U.S.		Airframe Model			Engine Model
	Registration	Airframe	(including generic	Airframe	Engine	(including generic manufacturer	Existing
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	and model)	Financing

12.	N790AN	Boeing	777-223ER (BOEING 777-200)	30251	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-1 EETC

13.	N791AN	Boeing	777-223ER (BOEING 777-200)	30254	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-1 EETC
Part Three — Later Maturing Mortgaged Aircraft and Existing Financings

	U.S.		Airframe Model			Engine Model
	Registration	Airframe	(including generic	Airframe	Engine	(including generic manufacturer	Existing
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	and model)	Financing

1.	N181AN	Boeing	757-223 (BOEING 757-200)	29591	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	Mortgage Financing[8]

2.	N182AN	Boeing	757-223 (BOEING 757-200)	29592	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	Mortgage Financing[9]

[8]	Loan Agreement (AA 1999 — SF11), dated as of June 24, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999 — SF11), dated as of June 24, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999 — SF11) dated June 24, 1999.

[9]	Loan Agreement (AA 1999 — SF12), dated as of June 24, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999 — SF12), dated as of June 24, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999 — SF12) dated June 24, 1999.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. I-4

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	U.S.		Airframe Model			Engine Model
	Registration	Airframe	(including generic	Airframe	Engine	(including generic manufacturer	Existing
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	and model)	Financing

3.	N777AN	Boeing	777-223ER (BOEING 777-200)	29585	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	Mortgage Financing[10]
Part Four — 2001-2 Aircraft and Existing Financing

	U.S.		Airframe Model			Engine Model
	Registration	Airframe	(including generic	Airframe	Engine	(including generic manufacturer	Existing
No.	No.	Manufacturer	manufacturer and model)	MSN	Manufacturer	and model)	Financing

1.	N185AN	Boeing	757-223 (BOEING 757-200)	32379	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC

2.	N186AN	Boeing	757-223 (BOEING 757-200)	32380	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC

3.	N187AN	Boeing	757-223 (BOEING 757-200)	32381	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC

4.	N188AN	Boeing	757-223 (BOEING 757-200)	32382	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
Part Five — Unencumbered Aircraft

[10]	Loan Agreement (AA 1999 — SF14), dated as of September 16, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999 — SF14), dated as of September 16, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999 — SF14) dated September 16, 1999.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. I-5

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

			Airframe Model			Engine Model
	U.S.		(including generic			(including generic
	Registration	Airframe	manufacturer and	Airframe		manufacturer and
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	model)

1.	N961AN	Boeing	737-823 (BOEING 737-800)	30092	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)

2.	N963AN	Boeing	737-823 (BOEING 737-800)	29543	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)

3.	N967AN	Boeing	737-823 (BOEING 737-800)	29545	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. I-6

SCHEDULE II to
NOTE PURCHASE AGREEMENT
TRUST SUPPLEMENTS
Trust Supplement No. 2011-1A, dated as of the Issuance Date, among the Company, the Parent and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2011-1A.
Trust Supplement No. 2011-1B, dated as of the Issuance Date, among the Company, the Parent and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2011-1B.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

SCHEDULE III to
NOTE PURCHASE AGREEMENT
REQUIRED TERMS
Equipment Notes
Obligor:     The Company
Maximum Principal Amount:
The original principal amount and amortization schedule of the Series A Equipment Notes and the Series B Equipment Notes issued with respect to an Aircraft shall be as set forth in the following tables:
PRINCIPAL AMOUNTS OF EQUIPMENT NOTES

Aircraft	Series A	Series B	Total
N902AN	$10,918,000	$3,341,000	$14,259,000
N903AN	10,857,000	3,323,000	14,180,000
N904AN	11,564,000	3,539,000	15,103,000
N937AN	10,982,000	3,362,000	14,344,000
N944AN	11,092,000	3,395,000	14,487,000
N945AN	11,060,000	3,385,000	14,445,000
N946AN	11,095,000	3,396,000	14,491,000
N952AA	12,040,000	3,686,000	15,726,000
N953AN	11,920,000	3,648,000	15,568,000
N954AN	11,762,000	3,600,000	15,362,000
N955AN	12,327,000	3,773,000	16,100,000
N956AN	12,289,000	3,761,000	16,050,000
N961AN	12,096,000	3,702,000	15,798,000
N963AN	11,904,000	3,644,000	15,548,000
N967AN	12,119,000	3,710,000	15,829,000
N181AN	8,459,000	2,573,000	11,032,000
N182AN	9,979,000	3,035,000	13,014,000
N185AN	11,690,000	3,555,000	15,245,000
N186AN	11,535,000	3,508,000	15,043,000
N187AN	10,595,000	3,222,000	13,817,000
N188AN	11,609,000	3,531,000	15,140,000
N396AN	16,082,000	4,922,000	21,004,000
N397AN	16,158,000	4,945,000	21,103,000
N770AN	30,151,000	9,228,000	39,379,000
N772AN	31,525,000	9,649,000	41,174,000
N777AN	33,541,000	10,200,000	43,741,000
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Aircraft	Series A	Series B	Total
N788AN	32,943,000	10,082,000	43,025,000
N789AN	35,855,000	10,974,000	46,829,000
N790AN	34,800,000	10,652,000	45,452,000
N791AN	34,259,000	10,485,000	44,744,000
Total	$503,206,000	$153,826,000	$657,032,000

AMORTIZATION SCHEDULES
Series A Equipment Notes
Boeing 737-823
N902AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.31066102%
January 31, 2012	2.89407401%
July 31, 2012	2.47805083%
January 31, 2013	4.66669436%
July 31, 2013	4.64120672%
January 31, 2014	4.51787974%
July 31, 2014	5.10573851%
January 31, 2015	4.94130253%
July 31, 2015	4.77686646%
January 31, 2016	4.61243048%
July 31, 2016	4.44799441%
January 31, 2017	4.28355834%
July 31, 2017	4.11912246%
January 31, 2018	3.95468630%
July 31, 2018	3.79025032%
January 31, 2019	3.62581434%
July 31, 2019	3.96701905%
January 31, 2020	3.76147399%
July 31, 2020	3.55592902%
January 31, 2021	25.54924711%
Series B Equipment Notes
Boeing 737-823
N902AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.92465070%
January 31, 2012	6.63905597%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-2

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2012	3.87166327%
January 31, 2013	4.10272673%
July 31, 2013	3.70239569%
January 31, 2014	3.62179168%
July 31, 2014	4.22900599%
January 31, 2015	4.12153457%
July 31, 2015	4.01406286%
January 31, 2016	3.90659144%
July 31, 2016	3.79911972%
January 31, 2017	3.69164861%
July 31, 2017	3.58417629%
January 31, 2018	49.79157647%
Series A Equipment Notes
Boeing 737-823
N903AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.30313586%
January 31, 2012	2.89429244%
July 31, 2012	2.47823791%
January 31, 2013	4.66704661%
July 31, 2013	4.64155715%
January 31, 2014	4.51822078%
July 31, 2014	5.10612388%
January 31, 2015	4.94167551%
July 31, 2015	4.77722704%
January 31, 2016	4.61277867%
July 31, 2016	4.44833011%
January 31, 2017	4.28388183%
July 31, 2017	4.11943327%
January 31, 2018	3.95498489%
July 31, 2018	3.79053643%
January 31, 2019	3.62608805%
July 31, 2019	3.96731850%
January 31, 2020	3.76175794%
July 31, 2020	3.55619738%
January 31, 2021	25.55117574%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-3

Series B Equipment Notes
Boeing 737-823
N903AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.93704544%
January 31, 2012	6.63822540%
July 31, 2012	3.87117906%
January 31, 2013	4.10221366%
July 31, 2013	3.70193199%
January 31, 2014	3.62133855%
July 31, 2014	4.22847728%
January 31, 2015	4.12101866%
July 31, 2015	4.01356094%
January 31, 2016	3.90610262%
July 31, 2016	3.79864460%
January 31, 2017	3.69118628%
July 31, 2017	3.58372856%
January 31, 2018	49.78534698%
Series A Equipment Notes
Boeing 737-823
N904AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.30938551%
January 31, 2012	2.89411103%
July 31, 2012	2.47808258%
January 31, 2013	4.66675406%
July 31, 2013	4.64126617%
January 31, 2014	4.51793748%
July 31, 2014	5.10580387%
January 31, 2015	4.94136570%
July 31, 2015	4.77692762%
January 31, 2016	4.61248945%
July 31, 2016	4.44805128%
January 31, 2017	4.28361320%
July 31, 2017	4.11917511%
January 31, 2018	3.95473694%
July 31, 2018	3.79029886%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-4

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2019	3.62586069%
July 31, 2019	3.96706979%
January 31, 2020	3.76152214%
July 31, 2020	3.55597458%
January 31, 2021	25.54957394%
Series B Equipment Notes
Boeing 737-823
N904AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.93230122%
January 31, 2012	6.63854337%
July 31, 2012	3.87136423%
January 31, 2013	4.10241000%
July 31, 2013	3.70210935%
January 31, 2014	3.62151229%
July 31, 2014	4.22867957%
January 31, 2015	4.12121616%
July 31, 2015	4.01375304%
January 31, 2016	3.90628963%
July 31, 2016	3.79882679%
January 31, 2017	3.69136310%
July 31, 2017	3.58389997%
January 31, 2018	49.78773128%
Series A Equipment Notes
Boeing 737-823
N937AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.14501721%
January 31, 2012	2.73875223%
July 31, 2012	2.32236970%
January 31, 2013	4.52643143%
July 31, 2013	4.50953032%
January 31, 2014	4.39429530%
July 31, 2014	4.27906028%
January 31, 2015	4.16382526%
July 31, 2015	4.04859024%
January 31, 2016	4.54025961%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-5

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2016	4.38661291%
January 31, 2017	4.23296631%
July 31, 2017	4.07931952%
January 31, 2018	3.92567292%
July 31, 2018	3.77202622%
January 31, 2019	3.61837953%
July 31, 2019	3.46473274%
January 31, 2020	3.31108614%
July 31, 2020	3.15743954%
January 31, 2021	30.38363258%
Series B Equipment Notes
Boeing 737-823
N937AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.80180874%
January 31, 2012	6.49443248%
July 31, 2012	3.72902885%
January 31, 2013	3.96742594%
July 31, 2013	3.57093397%
January 31, 2014	3.49565110%
July 31, 2014	3.42036764%
January 31, 2015	3.34508447%
July 31, 2015	3.26980101%
January 31, 2016	3.79929328%
July 31, 2016	3.69891582%
January 31, 2017	3.59853807%
July 31, 2017	3.49816032%
January 31, 2018	53.31055830%
Series A Equipment Notes
Boeing 737-823
N944AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.15162721%
January 31, 2012	2.73857095%
July 31, 2012	2.32221592%
January 31, 2013	4.52613181%
July 31, 2013	4.50923179%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-6

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2014	4.39400442%
July 31, 2014	4.27877705%
January 31, 2015	4.16354959%
July 31, 2015	4.04832221%
January 31, 2016	4.53995916%
July 31, 2016	4.38632257%
January 31, 2017	4.23268608%
July 31, 2017	4.07904950%
January 31, 2018	3.92541300%
July 31, 2018	3.77177651%
January 31, 2019	3.61814001%
July 31, 2019	3.46450352%
January 31, 2020	3.31086693%
July 31, 2020	3.15723044%
January 31, 2021	30.38162135%
Series B Equipment Notes
Boeing 737-823
N944AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.78865096%
January 31, 2012	6.49529367%
July 31, 2012	3.72952371%
January 31, 2013	3.96795199%
July 31, 2013	3.57140795%
January 31, 2014	3.49611458%
July 31, 2014	3.42082121%
January 31, 2015	3.34552842%
July 31, 2015	3.27023476%
January 31, 2016	3.79979705%
July 31, 2016	3.69940648%
January 31, 2017	3.59901502%
July 31, 2017	3.49862445%
January 31, 2018	53.31762975%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-7

Series A Equipment Notes
Boeing 737-823
N945AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.14867803%
January 31, 2012	2.73865181%
July 31, 2012	2.32228463%
January 31, 2013	4.52626546%
July 31, 2013	4.50936501%
January 31, 2014	4.39413418%
July 31, 2014	4.27890335%
January 31, 2015	4.16367269%
July 31, 2015	4.04844177%
January 31, 2016	4.54009322%
July 31, 2016	4.38645208%
January 31, 2017	4.23281103%
July 31, 2017	4.07917007%
January 31, 2018	3.92552893%
July 31, 2018	3.77188797%
January 31, 2019	3.61824684%
July 31, 2019	3.46460579%
January 31, 2020	3.31096474%
July 31, 2020	3.15732369%
January 31, 2021	30.38251872%
Series B Equipment Notes
Boeing 737-823
N945AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.77969601%
January 31, 2012	6.49588006%
July 31, 2012	3.72985997%
January 31, 2013	3.96831049%
July 31, 2013	3.57172999%
January 31, 2014	3.49643013%
July 31, 2014	3.42113028%
January 31, 2015	3.34582984%
July 31, 2015	3.27053028%
January 31, 2016	3.80014003%
July 31, 2016	3.69974032%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-8

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2017	3.59934032%
July 31, 2017	3.49894003%
January 31, 2018	53.32244225%
Series A Equipment Notes
Boeing 737-823
N946AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.15012132%
January 31, 2012	2.73861226%
July 31, 2012	2.32225092%
January 31, 2013	4.52620009%
July 31, 2013	4.50929986%
January 31, 2014	4.39407066%
July 31, 2014	4.27884155%
January 31, 2015	4.16361244%
July 31, 2015	4.04838324%
January 31, 2016	4.54002758%
July 31, 2016	4.38638873%
January 31, 2017	4.23274989%
July 31, 2017	4.07911104%
January 31, 2018	3.92547228%
July 31, 2018	3.77183335%
January 31, 2019	3.61819459%
July 31, 2019	3.46455575%
January 31, 2020	3.31091681%
July 31, 2020	3.15727805%
January 31, 2021	30.38207959%
Series B Equipment Notes
Boeing 737-823
N946AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.78954358%
January 31, 2012	6.49523528%
July 31, 2012	3.72949028%
January 31, 2013	3.96791608%
July 31, 2013	3.57137574%
January 31, 2014	3.49608304%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-9

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2014	3.42079064%
January 31, 2015	3.34549794%
July 31, 2015	3.27020583%
January 31, 2016	3.79976296%
July 31, 2016	3.69937279%
January 31, 2017	3.59898292%
July 31, 2017	3.49859305%
January 31, 2018	53.31714988%
Series A Equipment Notes
Boeing 737-823
N952AA

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.09861279%
January 31, 2012	2.69130083%
July 31, 2012	2.27482575%
January 31, 2013	4.48349668%
July 31, 2013	4.46921321%
January 31, 2014	4.35644925%
July 31, 2014	4.24368522%
January 31, 2015	4.13092126%
July 31, 2015	4.01815723%
January 31, 2016	3.90539327%
July 31, 2016	4.36772558%
January 31, 2017	4.21737367%
July 31, 2017	4.06702159%
January 31, 2018	3.91666968%
July 31, 2018	3.76631761%
January 31, 2019	3.61596561%
July 31, 2019	3.46561362%
January 31, 2020	3.31526163%
July 31, 2020	3.16490963%
January 31, 2021	31.43108588%
Series B Equipment Notes
Boeing 737-823
N952AA

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.75858302%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-10

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	6.45075339%
July 31, 2012	3.68579436%
January 31, 2013	3.92643869%
July 31, 2013	3.53109387%
January 31, 2014	3.45742702%
July 31, 2014	3.38376044%
January 31, 2015	3.31009333%
July 31, 2015	3.23642702%
January 31, 2016	3.16275963%
July 31, 2016	3.66860526%
January 31, 2017	3.57038280%
July 31, 2017	3.47216061%
January 31, 2018	54.38572056%
Series A Equipment Notes
Boeing 737-823
N953AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.10156703%
January 31, 2012	2.69122122%
July 31, 2012	2.27475847%
January 31, 2013	4.48336409%
July 31, 2013	4.46908112%
January 31, 2014	4.35632039%
July 31, 2014	4.24355973%
January 31, 2015	4.13079908%
July 31, 2015	4.01803842%
January 31, 2016	3.90527777%
July 31, 2016	4.36759639%
January 31, 2017	4.21724899%
July 31, 2017	4.06690134%
January 31, 2018	3.91655378%
July 31, 2018	3.76620629%
January 31, 2019	3.61585872%
July 31, 2019	3.46551116%
January 31, 2020	3.31516351%
July 31, 2020	3.16481611%
January 31, 2021	31.43015638%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-11

Series B Equipment Notes
Boeing 737-823
N953AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.72717434%
January 31, 2012	6.45279496%
July 31, 2012	3.68696080%
January 31, 2013	3.92768147%
July 31, 2013	3.53221135%
January 31, 2014	3.45852111%
July 31, 2014	3.38483141%
January 31, 2015	3.31114117%
July 31, 2015	3.23745093%
January 31, 2016	3.16376096%
July 31, 2016	3.66976645%
January 31, 2017	3.57151261%
July 31, 2017	3.47325932%
January 31, 2018	54.40293311%
Series A Equipment Notes
Boeing 737-823
N954AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.10465201%
January 31, 2012	2.69113807%
July 31, 2012	2.27468832%
January 31, 2013	4.48322564%
July 31, 2013	4.46894304%
January 31, 2014	4.35618585%
July 31, 2014	4.24342875%
January 31, 2015	4.13067148%
July 31, 2015	4.01791430%
January 31, 2016	3.90515720%
July 31, 2016	4.36746157%
January 31, 2017	4.21711869%
July 31, 2017	4.06677580%
January 31, 2018	3.91643283%
July 31, 2018	3.76608995%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-12

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2019	3.61574707%
July 31, 2019	3.46540410%
January 31, 2020	3.31506121%
July 31, 2020	3.16471833%
January 31, 2021	31.42918577%
Series B Equipment Notes
Boeing 737-823
N954AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.74001139%
January 31, 2012	6.45196083%
July 31, 2012	3.68648361%
January 31, 2013	3.92717361%
July 31, 2013	3.53175472%
January 31, 2014	3.45807417%
July 31, 2014	3.38439333%
January 31, 2015	3.31071306%
July 31, 2015	3.23703250%
January 31, 2016	3.16335167%
July 31, 2016	3.66929167%
January 31, 2017	3.57105111%
July 31, 2017	3.47281000%
January 31, 2018	54.39589833%
Series A Equipment Notes
Boeing 737-823
N955AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.10161978%
January 31, 2012	2.69121976%
July 31, 2012	2.27475736%
January 31, 2013	4.48336173%
July 31, 2013	4.46907869%
January 31, 2014	4.35631808%
July 31, 2014	4.24355756%
January 31, 2015	4.13079687%
July 31, 2015	4.01803626%
January 31, 2016	3.90527574%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-13

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2016	4.36759414%
January 31, 2017	4.21724669%
July 31, 2017	4.06689925%
January 31, 2018	3.91655172%
July 31, 2018	3.76620427%
January 31, 2019	3.61585682%
July 31, 2019	3.46550929%
January 31, 2020	3.31516184%
July 31, 2020	3.16481439%
January 31, 2021	31.43013977%
Series B Equipment Notes
Boeing 737-823
N955AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.73884601%
January 31, 2012	6.45203658%
July 31, 2012	3.68652690%
January 31, 2013	3.92721972%
July 31, 2013	3.53179618%
January 31, 2014	3.45811476%
July 31, 2014	3.38443308%
January 31, 2015	3.31075192%
July 31, 2015	3.23707050%
January 31, 2016	3.16338882%
July 31, 2016	3.66933475%
January 31, 2017	3.57109303%
July 31, 2017	3.47285078%
January 31, 2018	54.39653697%
Series A Equipment Notes
Boeing 737-823
N956AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.10167817%
January 31, 2012	2.69121833%
July 31, 2012	2.27475596%
January 31, 2013	4.48335910%
July 31, 2013	4.46907608%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-14

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2014	4.35631557%
July 31, 2014	4.24355505%
January 31, 2015	4.13079445%
July 31, 2015	4.01803393%
January 31, 2016	3.90527342%
July 31, 2016	4.36759159%
January 31, 2017	4.21724420%
July 31, 2017	4.06689690%
January 31, 2018	3.91654943%
July 31, 2018	3.76620205%
January 31, 2019	3.61585467%
July 31, 2019	3.46550728%
January 31, 2020	3.31515990%
July 31, 2020	3.16481252%
January 31, 2021	31.43012141%
Series B Equipment Notes
Boeing 737-823
N956AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.72916272%
January 31, 2012	6.45266578%
July 31, 2012	3.68688673%
January 31, 2013	3.92760277%
July 31, 2013	3.53214065%
January 31, 2014	3.45845227%
July 31, 2014	3.38476309%
January 31, 2015	3.31107498%
July 31, 2015	3.23738633%
January 31, 2016	3.16369742%
July 31, 2016	3.66969263%
January 31, 2017	3.57144137%
July 31, 2017	3.47318958%
January 31, 2018	54.40184366%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-15

Series A Equipment Notes
Boeing 737-823
N961AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.05746569%
January 31, 2012	2.64575413%
July 31, 2012	2.22920420%
January 31, 2013	4.44221751%
July 31, 2013	4.43044229%
January 31, 2014	4.32004911%
July 31, 2014	4.20965608%
January 31, 2015	4.09926306%
July 31, 2015	3.98886987%
January 31, 2016	3.87847685%
July 31, 2016	3.76808383%
January 31, 2017	4.20229654%
July 31, 2017	4.05510574%
January 31, 2018	3.90791501%
July 31, 2018	3.76072421%
January 31, 2019	3.61353348%
July 31, 2019	3.46634268%
January 31, 2020	3.31915187%
July 31, 2020	3.17196114%
January 31, 2021	32.43348669%
Series B Equipment Notes
Boeing 737-823
N961AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.68702215%
January 31, 2012	6.41085737%
July 31, 2012	3.64548352%
January 31, 2013	3.88835575%
July 31, 2013	3.49398892%
January 31, 2014	3.42184927%
July 31, 2014	3.34970908%
January 31, 2015	3.27756834%
July 31, 2015	3.20542896%
January 31, 2016	3.13328822%
July 31, 2016	3.06114803%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-16

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2017	3.54448730%
July 31, 2017	3.44830065%
January 31, 2018	55.43251243%
Series A Equipment Notes
Boeing 737-823
N963AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.05429998%
January 31, 2012	2.64583787%
July 31, 2012	2.22927495%
January 31, 2013	4.44235811%
July 31, 2013	4.43058266%
January 31, 2014	4.32018599%
July 31, 2014	4.20978940%
January 31, 2015	4.09939289%
July 31, 2015	3.98899622%
January 31, 2016	3.87859971%
July 31, 2016	3.76820313%
January 31, 2017	4.20242969%
July 31, 2017	4.05523421%
January 31, 2018	3.90803881%
July 31, 2018	3.76084333%
January 31, 2019	3.61364793%
July 31, 2019	3.46645245%
January 31, 2020	3.31925706%
July 31, 2020	3.17206158%
January 31, 2021	32.43451403%
Series B Equipment Notes
Boeing 737-823
N963AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.70464215%
January 31, 2012	6.40971981%
July 31, 2012	3.64483644%
January 31, 2013	3.88766603%
July 31, 2013	3.49336910%
January 31, 2014	3.42124204%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-17

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2014	3.34911471%
January 31, 2015	3.27698710%
July 31, 2015	3.20486004%
January 31, 2016	3.13273244%
July 31, 2016	3.06060510%
January 31, 2017	3.54385840%
July 31, 2017	3.44768880%
January 31, 2018	55.42267783%
Series A Equipment Notes
Boeing 737-823
N967AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.05124012%
January 31, 2012	2.64591897%
July 31, 2012	2.22934310%
January 31, 2013	4.44249418%
July 31, 2013	4.43071821%
January 31, 2014	4.32031826%
July 31, 2014	4.20991831%
January 31, 2015	4.09951836%
July 31, 2015	3.98911841%
January 31, 2016	3.87871846%
July 31, 2016	3.76831851%
January 31, 2017	4.20255830%
July 31, 2017	4.05535836%
January 31, 2018	3.90815843%
July 31, 2018	3.76095849%
January 31, 2019	3.61375856%
July 31, 2019	3.46655863%
January 31, 2020	3.31935861%
July 31, 2020	3.17215876%
January 31, 2021	32.43550697%
Series B Equipment Notes
Boeing 737-823
N967AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.70655768%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-18

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	6.40959596%
July 31, 2012	3.64476658%
January 31, 2013	3.88759084%
July 31, 2013	3.49330189%
January 31, 2014	3.42117601%
July 31, 2014	3.34905013%
January 31, 2015	3.27692399%
July 31, 2015	3.20479784%
January 31, 2016	3.13267197%
July 31, 2016	3.06054609%
January 31, 2017	3.54379030%
July 31, 2017	3.44762210%
January 31, 2018	55.42160863%
Series A Equipment Notes
Boeing 757-223
N181AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	2.90215120%
July 31, 2012	2.48579726%
January 31, 2013	4.68128254%
July 31, 2013	4.65571521%
January 31, 2014	4.53200272%
July 31, 2014	5.12169914%
January 31, 2015	4.95674914%
July 31, 2015	4.79179903%
January 31, 2016	4.62684904%
July 31, 2016	4.46189892%
January 31, 2017	4.29694881%
July 31, 2017	4.13199894%
January 31, 2018	3.96704871%
July 31, 2018	3.80209871%
January 31, 2019	3.63714872%
July 31, 2019	3.97942003%
January 31, 2020	3.77323242%
July 31, 2020	3.56704492%
January 31, 2021	25.62911455%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-19

Series B Equipment Notes
Boeing 757-223
N181AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	6.71525223%
July 31, 2012	3.90720054%
January 31, 2013	4.14038476%
July 31, 2013	3.73637932%
January 31, 2014	3.65503537%
July 31, 2014	4.26782316%
January 31, 2015	4.15936533%
July 31, 2015	4.05090711%
January 31, 2016	3.94244928%
July 31, 2016	3.83399106%
January 31, 2017	3.72553362%
July 31, 2017	3.61707462%
January 31, 2018	50.24860358%
Series A Equipment Notes
Boeing 757-223
N182AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	2.89877884%
July 31, 2012	2.48588366%
January 31, 2013	4.68144503%
July 31, 2013	4.65587694%
January 31, 2014	4.53216014%
July 31, 2014	5.12187704%
January 31, 2015	4.95692123%
July 31, 2015	4.79196553%
January 31, 2016	4.62700972%
July 31, 2016	4.46205391%
January 31, 2017	4.29709811%
July 31, 2017	4.13214230%
January 31, 2018	3.96718659%
July 31, 2018	3.80223078%
January 31, 2019	3.63727498%
July 31, 2019	3.97955827%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-20

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2020	3.77336346%
July 31, 2020	3.56716885%
January 31, 2021	25.63000461%
Series B Equipment Notes
Boeing 757-223
N182AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	6.70146722%
July 31, 2012	3.90777759%
January 31, 2013	4.14099736%
July 31, 2013	3.73693114%
January 31, 2014	3.65557562%
July 31, 2014	4.26845371%
January 31, 2015	4.15998023%
July 31, 2015	4.05150544%
January 31, 2016	3.94303196%
July 31, 2016	3.83455750%
January 31, 2017	3.72608402%
July 31, 2017	3.61760956%
January 31, 2018	50.25602867%
Series A Equipment Notes
Boeing 757-223
N185AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	2.64564474%
July 31, 2012	2.23052344%
January 31, 2013	4.44484619%
July 31, 2013	4.43306390%
January 31, 2014	4.32260556%
July 31, 2014	4.21214713%
January 31, 2015	4.10168871%
July 31, 2015	3.99123028%
January 31, 2016	3.88077194%
July 31, 2016	3.77031352%
January 31, 2017	4.20478323%
July 31, 2017	4.05750539%
January 31, 2018	3.91022754%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-21

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2018	3.76294962%
January 31, 2019	3.61567169%
July 31, 2019	3.46839393%
January 31, 2020	3.32111600%
July 31, 2020	3.17383815%
January 31, 2021	32.45267904%
Series B Equipment Notes
Boeing 757-223
N185AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	6.44821350%
July 31, 2012	3.67097637%
January 31, 2013	3.91554684%
July 31, 2013	3.51842278%
January 31, 2014	3.44577806%
July 31, 2014	3.37313361%
January 31, 2015	3.30048889%
July 31, 2015	3.22784416%
January 31, 2016	3.15519972%
July 31, 2016	3.08255471%
January 31, 2017	3.56927398%
July 31, 2017	3.47241463%
January 31, 2018	55.82015274%
Series A Equipment Notes
Boeing 757-223
N186AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	2.64654755%
July 31, 2012	2.23050264%
January 31, 2013	4.44480494%
July 31, 2013	4.43302289%
January 31, 2014	4.32256541%
July 31, 2014	4.21210811%
January 31, 2015	4.10165072%
July 31, 2015	3.99119332%
January 31, 2016	3.88073593%
July 31, 2016	3.77027854%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-22

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2017	4.20474417%
July 31, 2017	4.05746779%
January 31, 2018	3.91019124%
July 31, 2018	3.76291469%
January 31, 2019	3.61563823%
July 31, 2019	3.46836177%
January 31, 2020	3.32108522%
July 31, 2020	3.17380867%
January 31, 2021	32.45237815%
Series B Equipment Notes
Boeing 757-223
N186AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	6.45271950%
July 31, 2012	3.67079989%
January 31, 2013	3.91535832%
July 31, 2013	3.51825314%
January 31, 2014	3.44561231%
July 31, 2014	3.37297092%
January 31, 2015	3.30032982%
July 31, 2015	3.22768843%
January 31, 2016	3.15504761%
July 31, 2016	3.08240650%
January 31, 2017	3.56910234%
July 31, 2017	3.47224715%
January 31, 2018	55.81746408%
Series A Equipment Notes
Boeing 757-223
N187AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	2.64789655%
July 31, 2012	2.23047173%
January 31, 2013	4.44474337%
July 31, 2013	4.43296149%
January 31, 2014	4.32250552%
July 31, 2014	4.21204974%
January 31, 2015	4.10159377%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-23

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2015	3.99113808%
January 31, 2016	3.88068211%
July 31, 2016	3.77022633%
January 31, 2017	4.20468598%
July 31, 2017	4.05741151%
January 31, 2018	3.91013705%
July 31, 2018	3.76286258%
January 31, 2019	3.61558820%
July 31, 2019	3.46831364%
January 31, 2020	3.32103917%
July 31, 2020	3.17376470%
January 31, 2021	32.45192846%
Series B Equipment Notes
Boeing 757-223
N187AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	6.45026567%
July 31, 2012	3.67089603%
January 31, 2013	3.91546089%
July 31, 2013	3.51834544%
January 31, 2014	3.44570267%
July 31, 2014	3.37305928%
January 31, 2015	3.30041682%
July 31, 2015	3.22777312%
January 31, 2016	3.15513035%
July 31, 2016	3.08248727%
January 31, 2017	3.56919553%
July 31, 2017	3.47233861%
January 31, 2018	55.81892831%
Series A Equipment Notes
Boeing 757-223
N188AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	2.64328771%
July 31, 2012	2.23057731%
January 31, 2013	4.44495383%
July 31, 2013	4.43317125%
January 31, 2014	4.32271022%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-24

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2014	4.21224912%
January 31, 2015	4.10178801%
July 31, 2015	3.99132699%
January 31, 2016	3.88086588%
July 31, 2016	3.77040477%
January 31, 2017	4.20488509%
July 31, 2017	4.05760358%
January 31, 2018	3.91032216%
July 31, 2018	3.76304074%
January 31, 2019	3.61575932%
July 31, 2019	3.46847782%
January 31, 2020	3.32119640%
July 31, 2020	3.17391498%
January 31, 2021	32.45346481%
Series B Equipment Notes
Boeing 757-223
N188AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	6.46270886%
July 31, 2012	3.67040782%
January 31, 2013	3.91494024%
July 31, 2013	3.51787766%
January 31, 2014	3.44524412%
July 31, 2014	3.37261088%
January 31, 2015	3.29997734%
July 31, 2015	3.22734410%
January 31, 2016	3.15471056%
July 31, 2016	3.08207732%
January 31, 2017	3.56872104%
July 31, 2017	3.47187624%
January 31, 2018	55.81150382%
Series A Equipment Notes
Boeing 767-323ER
N396AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.30797967%
January 31, 2012	2.89415191%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-25

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2012	2.47811746%
January 31, 2013	4.66681986%
July 31, 2013	4.64133161%
January 31, 2014	4.51800124%
July 31, 2014	5.10587582%
January 31, 2015	4.94143539%
July 31, 2015	4.77699496%
January 31, 2016	4.61255453%
July 31, 2016	4.44811404%
January 31, 2017	4.28367361%
July 31, 2017	4.11923318%
January 31, 2018	3.95479275%
July 31, 2018	3.79035226%
January 31, 2019	3.62591183%
July 31, 2019	3.96712573%
January 31, 2020	3.76157524%
July 31, 2020	3.55602462%
January 31, 2021	25.54993427%
Series B Equipment Notes
Boeing 767-323ER
N396AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.93753576%
January 31, 2012	6.63819240%
July 31, 2012	3.87115969%
January 31, 2013	4.10219362%
July 31, 2013	3.70191365%
January 31, 2014	3.62132080%
July 31, 2014	4.22845612%
January 31, 2015	4.12099858%
July 31, 2015	4.01354084%
January 31, 2016	3.90608330%
July 31, 2016	3.79862576%
January 31, 2017	3.69116822%
July 31, 2017	3.58371048%
January 31, 2018	49.78510077%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-26

Series A Equipment Notes
Boeing 767-323ER
N397AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.30788489%
January 31, 2012	2.89415466%
July 31, 2012	2.47811982%
January 31, 2013	4.66682430%
July 31, 2013	4.64133599%
January 31, 2014	4.51800557%
July 31, 2014	5.10588068%
January 31, 2015	4.94144009%
July 31, 2015	4.77699950%
January 31, 2016	4.61255892%
July 31, 2016	4.44811827%
January 31, 2017	4.28367768%
July 31, 2017	4.11923710%
January 31, 2018	3.95479651%
July 31, 2018	3.79035586%
January 31, 2019	3.62591527%
July 31, 2019	3.96712953%
January 31, 2020	3.76157878%
July 31, 2020	3.55602797%
January 31, 2021	25.54995860%
Series B Equipment Notes
Boeing 767-323ER
N397AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.93222730%
January 31, 2012	6.63854803%
July 31, 2012	3.87136724%
January 31, 2013	4.10241335%
July 31, 2013	3.70211223%
January 31, 2014	3.62151466%
July 31, 2014	4.22868271%
January 31, 2015	4.12121941%
July 31, 2015	4.01375592%
January 31, 2016	3.90629262%
July 31, 2016	3.79882932%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-27

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2017	3.69136603%
July 31, 2017	3.58390253%
January 31, 2018	49.78776866%
Series A Equipment Notes
Boeing 777-223ER
N770AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.30739591%
January 31, 2012	2.89416882%
July 31, 2012	2.47813200%
January 31, 2013	4.66684720%
July 31, 2013	4.64135876%
January 31, 2014	4.51802769%
July 31, 2014	5.10590577%
January 31, 2015	4.94146430%
July 31, 2015	4.77702295%
January 31, 2016	4.61258151%
July 31, 2016	4.44814009%
January 31, 2017	4.28369872%
July 31, 2017	4.11925730%
January 31, 2018	3.95481586%
July 31, 2018	3.79037448%
January 31, 2019	3.62593307%
July 31, 2019	3.96714898%
January 31, 2020	3.76159723%
July 31, 2020	3.55604547%
January 31, 2021	25.55008388%
Series B Equipment Notes
Boeing 777-223ER
N770AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.93793953%
January 31, 2012	6.63816547%
July 31, 2012	3.87114391%
January 31, 2013	4.10217664%
July 31, 2013	3.70189879%
January 31, 2014	3.62130603%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-28

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2014	4.22843877%
January 31, 2015	4.12098179%
July 31, 2015	4.01352460%
January 31, 2016	3.90606740%
July 31, 2016	3.79861032%
January 31, 2017	3.69115301%
July 31, 2017	3.58369593%
January 31, 2018	49.78489781%
Series A Equipment Notes
Boeing 777-223ER
N772AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.30548879%
January 31, 2012	2.89422414%
July 31, 2012	2.47817944%
January 31, 2013	4.66693646%
July 31, 2013	4.64144755%
January 31, 2014	4.51811413%
July 31, 2014	5.10600343%
January 31, 2015	4.94155886%
July 31, 2015	4.77711432%
January 31, 2016	4.61266975%
July 31, 2016	4.44822522%
January 31, 2017	4.28378062%
July 31, 2017	4.11933611%
January 31, 2018	3.95489155%
July 31, 2018	3.79044698%
January 31, 2019	3.62600241%
July 31, 2019	3.96722490%
January 31, 2020	3.76166918%
July 31, 2020	3.55611350%
January 31, 2021	25.55057266%
Series B Equipment Notes
Boeing 777-223ER
N772AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.94091346%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-29

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	6.63796621%
July 31, 2012	3.87102757%
January 31, 2013	4.10205358%
July 31, 2013	3.70178775%
January 31, 2014	3.62119722%
July 31, 2014	4.22831185%
January 31, 2015	4.12085812%
July 31, 2015	4.01340398%
January 31, 2016	3.90595015%
July 31, 2016	3.79849622%
January 31, 2017	3.69104239%
July 31, 2017	3.58358825%
January 31, 2018	49.78340325%
Series A Equipment Notes
Boeing 777-223ER
N777AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	2.84836063%
July 31, 2012	2.42989839%
January 31, 2013	4.62945181%
July 31, 2013	4.60690054%
January 31, 2014	4.48609022%
July 31, 2014	4.36527987%
January 31, 2015	4.92100739%
July 31, 2015	4.75992696%
January 31, 2016	4.59884652%
July 31, 2016	4.43776608%
January 31, 2017	4.27668564%
July 31, 2017	4.11560520%
January 31, 2018	3.95452476%
July 31, 2018	3.79344432%
January 31, 2019	3.63236388%
July 31, 2019	3.47128344%
January 31, 2020	3.78539030%
July 31, 2020	3.58403977%
January 31, 2021	27.30313428%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-30

Series B Equipment Notes
Boeing 777-223ER
N777AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	6.64281167%
July 31, 2012	3.85611539%
January 31, 2013	4.09182569%
July 31, 2013	3.68926422%
January 31, 2014	3.60981127%
July 31, 2014	3.53035833%
January 31, 2015	4.11566167%
July 31, 2015	4.00972431%
January 31, 2016	3.90378706%
July 31, 2016	3.79784990%
January 31, 2017	3.69191265%
July 31, 2017	3.58597539%
January 31, 2018	51.47490245%
Series A Equipment Notes
Boeing 777-223ER
N788AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.15032380%
January 31, 2012	2.73860665%
July 31, 2012	2.32224630%
January 31, 2013	4.52619088%
July 31, 2013	4.50929065%
January 31, 2014	4.39406177%
July 31, 2014	4.27883286%
January 31, 2015	4.16360398%
July 31, 2015	4.04837510%
January 31, 2016	4.54001833%
July 31, 2016	4.38637984%
January 31, 2017	4.23274131%
July 31, 2017	4.07910281%
January 31, 2018	3.92546426%
July 31, 2018	3.77182573%
January 31, 2019	3.61818723%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-31

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2019	3.46454867%
January 31, 2020	3.31091018%
July 31, 2020	3.15727165%
January 31, 2021	30.38201797%
Series B Equipment Notes
Boeing 777-223ER
N788AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.77676195%
January 31, 2012	6.49607241%
July 31, 2012	3.72997034%
January 31, 2013	3.96842759%
July 31, 2013	3.57183575%
January 31, 2014	3.49653343%
July 31, 2014	3.42123140%
January 31, 2015	3.34592898%
July 31, 2015	3.27062686%
January 31, 2016	3.80025263%
July 31, 2016	3.69984953%
January 31, 2017	3.59944664%
July 31, 2017	3.49904354%
January 31, 2018	53.32401894%
Series A Equipment Notes
Boeing 777-223ER
N789AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.14941975%
January 31, 2012	2.73863146%
July 31, 2012	2.32226733%
January 31, 2013	4.52623188%
July 31, 2013	4.50933147%
January 31, 2014	4.39410155%
July 31, 2014	4.27887159%
January 31, 2015	4.16364170%
July 31, 2015	4.04841174%
January 31, 2016	4.54005946%
July 31, 2016	4.38641955%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-32

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2017	4.23277961%
July 31, 2017	4.07913973%
January 31, 2018	3.92549982%
July 31, 2018	3.77185988%
January 31, 2019	3.61822000%
July 31, 2019	3.46458006%
January 31, 2020	3.31094015%
July 31, 2020	3.15730024%
January 31, 2021	30.38229304%
Series B Equipment Notes
Boeing 777-223ER
N789AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.78310188%
January 31, 2012	6.49565728%
July 31, 2012	3.72973200%
January 31, 2013	3.96817396%
July 31, 2013	3.57160762%
January 31, 2014	3.49631001%
July 31, 2014	3.42101285%
January 31, 2015	3.34571524%
July 31, 2015	3.27041781%
January 31, 2016	3.80000975%
July 31, 2016	3.69961309%
January 31, 2017	3.59921669%
July 31, 2017	3.49882003%
January 31, 2018	53.32061181%
Series A Equipment Notes
Boeing 777-223ER
N790AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.14855483%
January 31, 2012	2.73865520%
July 31, 2012	2.32228741%
January 31, 2013	4.52627106%
July 31, 2013	4.50937055%
January 31, 2014	4.39413963%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-33

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2014	4.27890868%
January 31, 2015	4.16367773%
July 31, 2015	4.04844681%
January 31, 2016	4.54009879%
July 31, 2016	4.38645756%
January 31, 2017	4.23281629%
July 31, 2017	4.07917506%
January 31, 2018	3.92553379%
July 31, 2018	3.77189259%
January 31, 2019	3.61825132%
July 31, 2019	3.46461009%
January 31, 2020	3.31096882%
July 31, 2020	3.15732759%
January 31, 2021	30.38255621%
Series B Equipment Notes
Boeing 777-223ER
N790AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.79062289%
January 31, 2012	6.49516495%
July 31, 2012	3.72944940%
January 31, 2013	3.96787317%
July 31, 2013	3.57133674%
January 31, 2014	3.49604506%
July 31, 2014	3.42075338%
January 31, 2015	3.34546170%
July 31, 2015	3.27016992%
January 31, 2016	3.79972165%
July 31, 2016	3.69933271%
January 31, 2017	3.59894377%
July 31, 2017	3.49855483%
January 31, 2018	53.31656985%
Series A Equipment Notes
Boeing 777-223ER
N791AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.15029563%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-34

Percentage of Original
Principal Amount to be
Payment Date	Paid

January 31, 2012	2.73860746%
July 31, 2012	2.32224691%
January 31, 2013	4.52619218%
July 31, 2013	4.50929192%
January 31, 2014	4.39406299%
July 31, 2014	4.27883409%
January 31, 2015	4.16360515%
July 31, 2015	4.04837622%
January 31, 2016	4.54001964%
July 31, 2016	4.38638107%
January 31, 2017	4.23274252%
July 31, 2017	4.07910391%
January 31, 2018	3.92546540%
July 31, 2018	3.77182679%
January 31, 2019	3.61818824%
July 31, 2019	3.46454969%
January 31, 2020	3.31091109%
July 31, 2020	3.15727254%
January 31, 2021	30.38202653%
Series B Equipment Notes
Boeing 777-223ER
N791AN

Percentage of Original
Principal Amount to be
Payment Date	Paid

July 31, 2011	0.77906562%
January 31, 2012	6.49592160%
July 31, 2012	3.72988383%
January 31, 2013	3.96833534%
July 31, 2013	3.57175289%
January 31, 2014	3.49645236%
July 31, 2014	3.42115184%
January 31, 2015	3.34585141%
July 31, 2015	3.27055088%
January 31, 2016	3.80016433%
July 31, 2016	3.69976366%
January 31, 2017	3.59936290%
July 31, 2017	3.49896252%
January 31, 2018	53.32278083%
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-35

Indenture for Each Aircraft
Debt Rate (as such term is defined in clause (i) of the definition of “Debt Rate” in the form of Indenture and Security Agreement included as Exhibit C to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with terms of the Note Purchase Agreement, the “Indenture Form”)) (x) for Series A (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi- annually in arrears): 5.25% and (y) for Series B (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 7.00%.

Past Due Rate:	The lesser of (a) with respect to (i) any payment made to a Noteholder (as such term is defined in the Indenture Form) under any Series of Equipment Notes relating to such Aircraft, the Debt Rate then applicable to such Series plus 1% and (ii) any other payment made under any Operative Document (as such term is defined in the Indenture Form) to any other Person, the Debt Rate (as such term is defined in clause (ii) of the definition of “Debt Rate” in the Indenture Form) plus 1% (computed on the basis of a year of 360 days comprised of twelve 30-day months) and (b) the maximum rate permitted by applicable law.

Payment Dates:	January 31 and July 31 commencing with the first such date to occur after the issuance of the Equipment Notes with respect to such Aircraft.

Make-Whole Amount:	As provided in Article II of the Indenture Form.

Redemption:	As provided in Article II of the Indenture Form.

All-risk hull insurance:	Not less than 110% of the unpaid principal amount of the Equipment Notes relating to such Aircraft, subject to the Company’s right to self-insure on terms no more favorable to the Company in any material respect than those set forth in Section 7.06 of the Indenture Form.
Participation Agreement for Each Aircraft
The applicable Loan Trustee, the Subordination Agent, the Liquidity Providers, the Pass Through Trustees and the Escrow Agent shall be indemnified against Claims (as such term is defined in the Participation Agreement Form referred to below) to the extent set forth in Section 4.02 of the form of the Participation Agreement included as Exhibit B to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with terms of the Note Purchase Agreement, the “Participation Agreement Form”).
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-36

Prohibited Modifications
1.	The parties may not modify in any material adverse respect the Granting Clause of the Indenture Form so as to deprive the Noteholders or the Related Noteholders (as defined in the Indenture Form) of a first priority security interest in and mortgage lien on the Aircraft (as defined in the Indenture Form) or, to the extent assigned thereunder, the Warranty Rights (as defined in the Indenture Form) or to eliminate any of the obligations intended to be secured thereby, or otherwise modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Indenture Form) the provisions of Article II or Article III, or Sections 7.05(a) or 7.05(b) (insofar as such Sections relate to conditions to “Airframe” and “Engine” replacements), or Sections 4.01, 4.02, 5.02, 9.02, 10.04, 10.11, 10.12 or 10.15 of the Indenture Form or the provisions of the proviso to the second full sentence of Section 7.02(e) of the Indenture Form as regards the rights of the Loan Trustee (as defined in the Indenture Form) thereunder or the definition of “Make-Whole Amount” in Annex A to the Indenture Form.

2.	The parties may not modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Participation Agreement Form) the provisions of Sections 3.01(d), 3.01(f)(i), 3.01(r), 4.01(g), 4.01(h), 6.01(e), 6.01(f), 6.02(b), 6.02(c), 6.02(f), 7.03, 7.08 or 7.12 of the Participation Agreement Form, or the first sentence of Section 6.02(c) of the Participation Agreement Form, or the provisions of Sections 3.01(g), (h) or (i) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Noteholders or the Loan Trustee (as defined in the Participation Agreement Form), as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or otherwise modify the terms of the Participation Agreement Form to deprive the Pass Through Trustees, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Participation Agreement Form) of any indemnity, or right of reimbursement, for Claims in its favor.

3.	Nothing in the two immediately preceding paragraphs shall prohibit any modification of the Indenture Form or the Participation Agreement Form to give effect to (a) the redemption of any Series B Equipment Notes (or any Additional Series Equipment Notes) and issuance of new Equipment Notes with the same series designation as that of the redeemed Equipment Notes or (b) the issuance of any Additional Series Equipment Notes or the issuance of pass through certificates by any pass through trust that acquires any such new Equipment Notes or Additional Series Equipment Notes, as applicable, or to provide for any credit support for any pass through certificates relating to any such new Equipment Notes or Additional Series Equipment Notes, as applicable, in each case, as provided in Section 4(a)(v) of the Note Purchase Agreement.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Sch. III-37

ANNEX A to
NOTE PURCHASE AGREEMENT
DEFINITIONS
     (a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).
     (i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.
     (ii) References to Parts. All references in the Note Purchase Agreement to designated “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.
     (iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Note Purchase Agreement as a whole and not to any particular Section, Subsection, Schedule, Exhibit, Annex or other subdivision.
     (iv) Reference to Government. All references in the Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.
     (v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.
     (vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 6 of the Note Purchase Agreement.
     (vii) Reference to Persons. All references in the Note Purchase Agreement to a Person shall include successors and permitted assigns of such Person.
          (b) Definitions.
          “2001-1 Aircraft” has the meaning set forth set forth in the third recital to the Note Purchase Agreement.
          “2001-1 EETC” has the meaning set forth in the third recital to the Note Purchase Agreement.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

          “2001-2 Aircraft” has the meaning set forth set forth in the fifth recital to the Note Purchase Agreement.
          “2001-2 EETC” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “Additional Series Equipment Notes” means Equipment Notes of one (and not more than one at any time) series issued under an Indenture and designated other than as “Series A” or “Series B” issued thereunder, if any, in the principal amount and maturities and bearing interest as specified in Schedule I to such Indenture amended at the time of original issuance of such Additional Series Equipment Notes under the heading for such series.
          “Additional Series Pass Through Certificates” means the pass through certificates issued pursuant to any Additional Series Pass Through Trust Agreement.
          “Additional Series Pass Through Trust” means a grantor trust created to facilitate the issuance and sale of pass through certificates in connection with the issuance of any Additional Series Equipment Notes.
          “Additional Series Pass Through Trust Agreement” means a Trust Supplement entered into in connection with the creation of an Additional Series Pass Through Trust, together with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
          “Additional Series Pass Through Trustee” means, with respect to any Additional Series Pass Through Trust, the trustee under the Additional Series Pass Through Trust Agreement for such Additional Series Pass Through Trust, in its capacity as pass through trustee thereunder.
          “Aircraft” has the meaning set forth in the sixth recital to the Note Purchase Agreement.
          “Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§101 et seq., as amended from time to time, or any successor statutes thereto.
          “Basic Pass Through Trust Agreement” means that certain Pass Through Trust Agreement, dated as of March 21, 2002, between the Company and U.S. Bank (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms (but does not include any Trust Supplement).
          “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Fort Worth, Texas, Boston, Massachusetts, Wilmington, Delaware or, if different from the foregoing, the city and state in which any Loan Trustee, any Pass Through Trustee or the Subordination Agent maintains its Corporate Trust Office or receives and disburses funds.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

          “Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.
          “Certificates” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.
          “Class” means the class of Certificates issued by a Pass Through Trust.
          “Class A Certificates” means the Certificates issued by the Class A Pass Through Trust.
          “Class A Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class A Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class A Pass Through Trust” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Class A Pass Through Trustee” has the meaning set forth in the eighth recital to the Note Purchase Agreement.
          “Class B Certificates” means the Certificates issued by the Class B Pass Through Trust.
          “Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class B Pass Through Trust” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Class B Pass Through Trustee” has the meaning set forth in the eighth recital to the Note Purchase Agreement.
          “Company” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

          “Corporate Trust Office” has the meaning set forth in Section 1.01 of the Intercreditor Agreement.
          “Cut-Off Date” means the earlier of:
     (a) the day after the Delivery Period Termination Date; and
     (b) the date on which a Triggering Event occurs.
     “Delivery Period Termination Date” means the earlier of:
     (a) October 31, 2011; and
     (b) the date on which Equipment Notes issued with respect to all of the Aircraft have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.
          “Deposits” has the meaning set forth in the ninth recital to the Note Purchase Agreement.
          “Deposit Agreements” has the meaning set forth in the ninth recital to the Note Purchase Agreement, subject to Section 5(f) of the Note Purchase Agreement.
          “Depositary” means, subject to Section 5(f) of the Note Purchase Agreement, The Bank of New York Mellon, a New York banking corporation.
          “Depositary Threshold Rating” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Encumbered Aircraft” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Note Purchase Agreement and of such Indenture) and any Equipment Note issued under any such Indenture in exchange for or replacement of any other Equipment Note.
          “Earlier Maturing Mortgaged Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.
          “Earlier Maturing Mortgage Financing” has the meaning set forth in the second recital to the Note Purchase Agreement.
          “Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

          “Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.
          “Escrow and Paying Agent Agreements” has the meaning set forth in the ninth recital to the Note Purchase Agreement.
          “Existing Financing” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “FAA” means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions.
          “Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.
          “Funding Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Funding Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.
          “holder”, with respect to any Certificate, means the Person in whose name such Certificate is registered in the Register.
          “Indenture” means with respect to an Aircraft, an indenture and security agreement substantially in the form of the Indenture Form to which such Aircraft shall have been subjected, as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Indenture Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Initial Deposits” has the meaning set forth in the ninth recital to the Note Purchase Agreement.
          “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

time to time in accordance with its terms; provided that for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.
          “Issuance Date” means the date of the original issuance of the Certificates.
          “Later Maturing Mortgaged Aircraft” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “Later Maturing Mortgage Financing” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “Liquidity Facilities” means, collectively, the Class A Liquidity Facility and the Class B Liquidity Facility.
          “Liquidity Providers” means, collectively, the Class A Liquidity Provider and the Class B Liquidity Provider.
          “Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Note Purchase Agreement” means the Note Purchase Agreement to which this Annex A is attached.
          “Notice of Purchase Withdrawal” with respect to each Deposit Agreement, has the meaning set forth in Section 2.3(a) of such Deposit Agreement.
          “Operative Agreements” means, collectively, each Pass Through Trust Agreement, the Note Purchase Agreement, each Escrow and Paying Agent Agreement, each Deposit Agreement, each Liquidity Facility, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes shall have been issued, the Financing Agreements.
          “Parent” means AMR Corporation, a Delaware corporation, together with any successor in interest pursuant to Section 5.02 of the Pass Through Trust Agreements.
          “Parent Guarantee” means the Guarantee, dated as of the Issuance Date, from the Parent to U.S. Bank, in its individual capacity and as Class A Pass Through Trustee, Class B Pass Through Trustee, Subordination Agent and Loan Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
          “Participation Agreement” means with respect to an Aircraft, a participation agreement substantially in the form of the Participation Agreement Form relating to the financing of such Aircraft, as such agreement may be amended, supplemented or otherwise modified from time to time.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

          “Participation Agreement Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Pass Through Trust” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Pass Through Trust Agreement” means each of the two separate Trust Supplements referred to in the seventh recital to the Note Purchase Agreement, each dated as of the Issuance Date, by and between the Company and the Pass Through Trustee, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
          “Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Paying Agent Agreements” has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.
          “Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.
          “Rating Agencies” means, with respect to any Class of Certificates, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate such Class of Certificates and which shall then be rating such Class of Certificates. The initial Rating Agencies with respect to the Class A Certificates and the Class B Certificates will be Moody’s and Standard & Poor’s.
          “Rating Agency Confirmation” means, in the case of any action or event that, pursuant to the express terms of the Note Purchase Agreement, requires a “Rating Agency Confirmation” with respect to any Class of Certificates in connection therewith, a written confirmation from each of the Rating Agencies then rating such Class of Certificates to the effect that such action or event would not result in (i) a reduction of the rating for such Class of Certificates by such Rating Agency below the then current rating for such Class of Certificates issued by such Rating Agency (before the downgrading of such rating, if any, as a result of the downgrading of the Depositary below the applicable Depositary Threshold Rating, if applicable) or (ii) a withdrawal or suspension of the rating of such Class of Certificates by such Rating Agency.
          “Register” means, with respect to the Class A Certificates, the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to the Class A Pass Through Trust and, with respect to the Class B Certificates, the register
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

maintained pursuant to Section 7.12 of the Basic Pass Through Trust Agreement and Section 9.03 of the Class B Trust Supplement with respect to the Class B Pass Through Trust.
          “Replacement Deposit Agreement” means, for each Class of Certificates, a deposit agreement substantially in the form of the replaced Deposit Agreement for such Class of Certificates as shall permit the Rating Agencies to issue a Rating Agency Confirmation with respect to such Class of Certificates in connection with the replacement of the Depositary with the Replacement Depositary party to such deposit agreement.
          “Replacement Depositary” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Required Terms” means the provisions set forth on Schedule III to the Note Purchase Agreement.
          “Section 1110” means Section 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy law in effect from time to time.
          “Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.
          “Series B Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series B” thereunder.
          “Short-Term Rating” means, for any entity, (a) in the case of Moody’s, the short-term unsecured debt rating of such entity, and (b) in the case of Standard & Poor’s, the short-term issuer credit rating of such entity.
          “Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
          “Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.
          “Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.
          “Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

          “Trust Supplement” means an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of the pass through certificates of a class, (b) the issuance of the pass through certificates of such class representing fractional undivided interests in such trust is authorized and (c) the terms of the pass through certificates of such class are established.
          “Underwriters” has the meaning set forth in the eighth recital to the Note Purchase Agreement.
          “Underwriting Agreement” has the meaning set forth in the eighth recital to the Note Purchase Agreement.
          “Unencumbered Aircraft” has the meaning set forth in the sixth recital to the Note Purchase Agreement.
          “United States” means the United States of America.
          “U.S. Bank” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

EXHIBIT A to
NOTE PURCHASE AGREEMENT
FORM OF FUNDING NOTICE
FUNDING NOTICE
Dated as of [__________]
To each of the addressees listed in Schedule A hereto
Re:	Funding Notice in accordance with Note Purchase Agreement referred to below
Ladies and Gentlemen:
          Reference is made to the Note Purchase Agreement, dated as of January 25, 2011, among American Airlines, Inc. (the “Company”), U.S Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements (as defined therein) (the “Pass Through Trustee”), U.S. Bank Trust National Association, as Subordination Agent (the “Subordination Agent”), U.S. Bank National Association, as Escrow Agent (the “Escrow Agent”), and U.S. Bank Trust National Association, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.
          Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the aircraft described in Schedule B hereto (the “Aircraft”), of the following:
(1)	The Funding Date of the Aircraft shall be [_________];

(2)	The Equipment Notes to be issued in respect of the Aircraft are described in Schedule C hereto, and the aggregate amount of each series of Equipment Notes to be issued, and purchased by the respective Pass Through Trustees referred to below, on the Funding Date, in connection with the financing of such Aircraft is as follows:
(a)	the Class A Pass Through Trustee shall purchase Series A Equipment Notes in the amount of $[__________]; and

(b)	the Class B Pass Through Trustee shall purchase Series B Equipment Notes in the amount of $[__________].
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

     The Company hereby instructs the Class A Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.
     The Company hereby instructs the Class B Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit B hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.
     The Company hereby instructs each Pass Through Trustee to (i) purchase Equipment Notes of the related series and in an amount set forth opposite such Pass Through Trustee in clause (2) above with a portion of the proceeds of the withdrawals of Deposits referred to in the applicable Notice of Purchase Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Equipment Notes.
     The Company hereby instructs each Pass Through Trustee to (a) enter into the Participation Agreement (N[____]) dated as of [__________] among the Company and U.S. Bank Trust National Association, as Loan Trustee, Subordination Agent and each Pass Through Trustee, substantially in the form previously provided, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such Pass Through Trustee as are required thereby.

Yours faithfully, American Airlines, Inc.
By:
Name:
Title:
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Schedule A to
Funding Notice
U.S. Bank Trust National Association, as Pass Through Trustee
300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Reference: American Airlines 2011-1 EETC
Telephone: (302) 576-3703
Facsimile: (302) 576-3717
U.S. Bank Trust National Association, as Subordination Agent and Paying Agent
One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: American Airlines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
U.S. Bank National Association, as Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: American Airlines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
The Bank of New York Mellon, as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: American Airlines 2011-1 EETC
Telephone: (212) 815-4812
Facsimile: (212) 815-5704
Standard & Poor’s Ratings Services
55 Water Street, 35th Floor
New York, New York 10004
Attention: Michael K. Vernier
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Reference: American Airlines 2011-1 EETC
Telephone: (212) 438-6629
Facsimile: (212) 438-6632
Moody’s Investors Service, Inc.
7 World Trade Center at 250 Greenwich Street
New York, New York 10007
Attention: Jonathan Root, Vice President — Senior Analyst Airlines, Municipal Solid Waste, Shipping Sectors
Reference: American Airlines 2011-1 EETC
Telephone: (212) 553-1672
Facsimile: (212) 298-6481
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Schedule B to
Funding Notice
Aircraft
One Boeing [Model] aircraft bearing U.S. Registration Mark ________ and manufacturer’s serial number ____ together with two [Engine Manufacturer and Model] engines bearing manufacturer’s serial numbers _____ and ____.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Schedule C to
Funding Notice
Equipment Notes

Relevant Pass	Series of Equipment		Original Principal
Through Trustee	Notes	Equipment Note No.	Amount

Class A Pass	Series 2011-1A-____	No. A-___-__	$	__________
Through Trustee

Class B Pass	Series 2011-1B-____	No. B-___-__	$	__________
Through Trustee
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Annex A to
Funding Notice
WITHDRAWAL CERTIFICATE
(Class [A][B])
U.S. Bank National Association,
as Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: American Airlines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
Ladies and Gentlemen:
Reference is made to the Escrow and Paying Agent Agreement (Class [A][B]), dated as of January 25, 2011 (the “Agreement”). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase Withdrawal and immediately transmit by facsimile to the Depositary, at The Bank of New York Mellon, as Depositary, 101 Barclay Street, Floor 8W, New York, New York 10286, attention: Corporate Finance, Mary Miselis, Vice President, Reference: American Airlines 2011-1 EETC, telephone: (212) 815-4812, facsimile: (212) 815-5704.
          Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours, U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Pass Through Trustee
By:
Name:
Title:

Dated: As of [__________ __, 20__]
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Exhibit A to
Funding Notice
NOTICE OF PURCHASE WITHDRAWAL
The Bank of New York Mellon,
as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: American Airlines 2011-1A EETC
Telephone: (212) 815-4812
Telecopier: (212) 815-5704
Ladies and Gentlemen:
          Reference is made to the Deposit Agreement (Class A) dated as of January 25, 2011 (the “Deposit Agreement”) between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary (the “Depositary”).
          In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____].
          The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [American Airlines, Inc. at [__]] [the Pass Through Trustee at U.S. Bank National Association, Wilmington, Delaware, [__]]11 on [_________], 20___, upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent
By
Name:
Title:

Dated: As of [__________ __, 20___]

[11]	If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Pass Through Trustee. If there are no such excess amounts, the account number to specified here should be that of American.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

Exhibit B to
Funding Notice
NOTICE OF PURCHASE WITHDRAWAL
The Bank of New York Mellon,
as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: American Airlines 2011-1B EETC
Telephone: (212) 815-4812
Telecopier: (212) 815-5704
Ladies and Gentlemen:
          Reference is made to the Deposit Agreement (Class B) dated as of January 25, 2011 (the “Deposit Agreement”) between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary (the “Depositary”).
          In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____].
          The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [American Airlines, Inc. at [__]] [the Pass Through Trustee at U.S. Bank National Association, Wilmington, Delaware, [__]]12 on [_________], 20___, upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent
By
Name:
Title:

Dated: As of [__________ __, 20___]

[12]	If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Pass Through Trustee. If there are no such excess amounts, the account number to specified here should be that of American.
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

EXHIBIT B to
NOTE PURCHASE AGREEMENT
FORM OF PARTICIPATION AGREEMENT
[Attached.]
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC

EXHIBIT C to
NOTE PURCHASE AGREEMENT
FORM OF INDENTURE
[Attached.]
Note Purchase Agreement
American Airlines 2011-1 Aircraft EETC